[CONFORMED COPY]





               ORANGE AND ROCKLAND UTILITIES, INC.


                               TO


                      BANKERS TRUST COMPANY


                                        Trustee


                    ________________________



              Thirty-fourth Supplemental Indenture


                    Dated as of April 1, 1994



                    _________________________






     Under the First Refunding Mortgage (now First Mortgage)
       Originally Made by Rockland Light and Power Company to Bankers Trust Company, Trustee, Dated as of May 1, 1928

________________________________________________________________
________________________________________________________________
     Recorded in the Office of the Clerk of the County of Orange on May 31, 1994 at 12:30 p.m. in Liber 5125 of Mortgages at Page 264; in the Office of the Clerk of the County of Rockland on May 31, 1994 at 10:20 a.m. in Liber 710 of Land Records at Page 1048; in the Office of the Clerk of the County of Sullivan on May 31, 1994 at 1:09 p.m. in Liber 1748 of Land Records at Page 096; in the Office of the Clerk of the County of Ulster on May 31, 1994 at 3:08 p.m. in Liber 2402 of Deeds at Page 0119.

                        TABLE OF CONTENTS


                                                         Page


Parties and Recitals ....................................   1

Granting Clauses.........................................   8

Habendum and Trust Declaration...........................   14


                            ARTICLE I

                       SUNDRY PROVISIONS.

Section 1.  Covenant of seizin, warranty, etc............   15

Section 2.  Supplementing, confirming and incorporating
               certain provisions of the Indenture
               without waiver of default.................   15

Section 3.  Acceptance by and protection of the
               Trustee...................................   16

Section 4.  Cover, table of contents and article and
               description headings, and marginal
               notes and headings, if any, not to
               affect construction.......................   16

Section 5.  Execution in counterparts....................   17

Section 6.  Formal and actual and effective date
               hereof....................................   17

Testimonium Clause and Execution.........................   17

___________________

     Appendix

     Schedule A.  Properties in Rockland County, New York

     Schedule B.  Properties in Orange County, New York

     Schedule C.  Properties in Sullivan County, New York

     THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated as of the 1st day of April, 1994 between Orange and Rockland Utilities, Inc. (formerly named Rockland Light and Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of New York (hereinafter called the "Company"), having its principal office at One Blue Hill Plaza, Pearl River, in the County of Rockland and State of New York, party of the first part, and Bankers Trust Company, a corporation duly organized and existing under and by virtue of the laws of the State of New York (hereinafter called the "Trustee"), having an office at Four Albany Street, in the Borough of Manhattan, City, County and State of New York, party of the second part,

     WHEREAS, the Company heretofore executed and delivered to the Trustee an Indenture of Mortgage (to which this instrument is supplemental), dated as of the first day of May, 1928, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 277 of Mortgages at page 232, and in the office of the County Clerk of Orange County, New York, in Liber 616 of Mortgages at page 3, and in the office of the County Clerk of Sullivan County, New York, in Liber 227 of Mortgages at page 181, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 16, and has also executed and delivered to the Trustee the following thirty-three supplemental indentures (said Indenture of Mortgage as amended and supplemented by such thirty-three supplemental indentures is hereinafter called the "Indenture"):


          First Supplemental Indenture, dated as of February 6, 1933, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 308 of Mortgages at page 398, and in the office of the County Clerk of Orange County, New York, in Liber 661 of Mortgages at page 113, and in the office of the County Clerk of Sullivan County, New York, in Liber 258 of Mortgages at page 58, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 289; and

          Second Supplemental Indenture, dated as of November 1, 1935, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 326 of Mortgages at page 35, and in the office of the County Clerk of Orange County, New York, in Liber 688 of Mortgages at page 219, and in the office of the County Clerk of Sullivan County, New York, in Liber 278 of Mortgages at page 603, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 400; and
          Third Supplemental Indenture, dated as of October 31, 1940, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 356 of Mortgages at page 159, and in the office of the County Clerk of Orange County, New York, in Liber 755 of Mortgages at page 58, and in the office of the County Clerk of Sullivan County, New York, in Liber 310 of Mortgages at page 569, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 428; and

          Fourth Supplemental Indenture, dated as of October 31, 1942, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 372 of Mortgages at page 148, and in the office of the County Clerk of Orange County, New York, in Liber 785 of Mortgages at page 509, and in the office of the County Clerk of Sullivan County, New York, in Liber 323 of Mortgages at page 498, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 468; and

          Fifth Supplemental Indenture, dated as of October 31, 1944, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 386 of Mortgages at page 191, and in the office of the County Clerk of Orange County, New York, in Liber 819 of Mortgages at page 460, and in the office of the County Clerk of Sullivan County, New York, in Liber 335 of Mortgages at page 78, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 503; and

          Sixth Supplemental Indenture, dated as of October 31, 1946, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 409 of Mortgages at page 497, and in the office of the County Clerk of Orange County, New York, in Liber 873 of Mortgages at page 584, and in the office of the County Clerk of Sullivan County, New York, in Liber 355 of Mortgages at page 481, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 527; and

          Seventh Supplemental Indenture, dated as of December 1, 1948, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 441 of Mortgages at page 227, and in the office of the County Clerk of Orange County, New York, in Liber 953 of Mortgages at page 401, and in the office of the County Clerk of Sullivan County, New York, in Liber 383 of Mortgages at page 436, and in the office of the County Clerk of Ulster County, New York, in Liber 579 of Mortgages at page 549; and

          Eighth Supplemental Indenture, dated as of September 28, 1950, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 464 of Mortgages at page 366, and in the office of the County Clerk of Orange County, New York, in Liber 1006 of Mortgages at page 77, and in the office of the County Clerk of Sullivan County, New York, in Liber 406 of Mortgages at page 315, and in the office of the County Clerk of Ulster County, New York, in Liber 599 of Mortgages at page 332; and

          Ninth Supplemental Indenture, dated as of April 24, 1951, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 473 of Mortgages at page 571, and in the office of the County Clerk of Orange County, New York, in Liber 1025 of Mortgages at page 203, and in the office of the County Clerk of Ulster County, New York, in Liber 615 of Mortgages at page 103, and in the office of the County Clerk of Sullivan County, New York, in Liber 415 of Mortgages at page 510; and

          Tenth Supplemental Indenture, dated as of October 1, 1951, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 483 of Mortgages at page 597, and in the office of the County Clerk of Orange County, New York, in Liber 1039 of Mortgages at page 288, and in the office of the County Clerk of Ulster County, New York, in Liber 629 of Mortgages at page 256, and in the office of the County Clerk of Sullivan County, New York, in Liber 426 of Mortgages at page 90; and

          Eleventh Supplemental Indenture, dated as of October 1, 1953, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 522 of Mortgages at page 214, and in the office of the County Clerk of Orange County, New York, in Liber 1095 of Mortgages at page 202, and in the office of the County Clerk of Ulster County, New York, in Liber 678 of Mortgages at page 567, and in the office of the County Clerk of Sullivan County, New York, in Liber 460 of Mortgages at page 193; and

          Twelfth Supplemental Indenture, dated as of June 15, 1958, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 660 of Mortgages at page 269, and in the office of the County Clerk of Orange County, New York, in Liber 1255 of Mortgages at page 317, and in the office of the County Clerk of Ulster County, New York, in Liber 828 of Mortgages at page 509, and in the office of the County Clerk of Sullivan County, New York, in Liber 554 of Mortgages at page 110; and

          Thirteenth Supplemental Indenture, dated as of April 15, 1961, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 744 of Mortgages at page 972, and in the office of the County Clerk of Orange County, New York, in Liber 1351 of Mortgages at page 415, and in the office of the County Clerk of Sullivan County, New York, in Liber 616 of Mortgages at page 179, and in the office of the County Clerk of Ulster County, New York, in Liber 893 of Mortgages at page 499; and

          Fourteenth Supplemental Indenture, dated as of June 1, 1963, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 796 of Mortgages at page 510, and in the office of the County Clerk of Orange County, New York, in Liber 1392 of Mortgages at page 680, and in the office of the County Clerk of Sullivan County, New York, in Liber 670 of Mortgages at page 51, and in the office of the County Clerk of Ulster County, New York, in Liber 923 of Mortgages at page 249; and

          Fifteenth Supplemental Indenture, dated as of August 15, 1965, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 853 of Mortgages at page 115, and in the office of the County Clerk of Orange County, New York, in Liber 1457 of Mortgages at page 600, and in the office of the County Clerk of Sullivan County, New York, in Liber 715 of Mortgages at page 985, and in the office of the County Clerk of Ulster County, New York, in Liber 952 of Mortgages at page 762; and

          Sixteenth Supplemental Indenture, dated as of October 1, 1967, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 910 of Mortgages at page 533, and in the office of the County Clerk of Orange County, New York, in Liber 1501 of Mortgages at page 1059, and in the office of the County Clerk of Sullivan County, New York, in Liber 733 of Mortgages at page 763, and in the office of the County Clerk of Ulster County, New York, in Liber 980 of Mortgages at page 865; and

          Seventeenth Supplemental Indenture, dated as of February 1, 1970, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 963 of Mortgages at page 53, and in the office of the County Clerk of Orange County, New York, in Liber 1547 of Mortgages at page 228, and in the office of the County Clerk of Sullivan County, New York, in Liber 753 of Mortgages at page 521, and in the office of the County Clerk of Ulster County, New York, in Liber 1009 of Mortgages at page 112; and

          Eighteenth Supplemental Indenture, dated as of July 1, 1970, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 977 of Mortgages at page 931, and in the office of the County Clerk of Orange County, New York, in Liber 1561 of Mortgages at page 328, and in the office of the County Clerk of Sullivan County, New York, in Liber 761 of Mortgages at page 479, and in the office of the County Clerk of Ulster County, New York, in Liber 1018 of Mortgages at page 327; and

          Nineteenth Supplemental Indenture, dated as of April 1, 1971, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 982 of Mortgages at page 632, and in the office of the County Clerk of Orange County, New York, in Liber 1566 of Mortgages at page 924, and in the office of the County Clerk of Sullivan County, New York, in Liber 763 of Mortgages at page 886, and in the office of the County Clerk of Ulster County, New York, in Liber 1021 of Mortgages at page 45; and

          Twentieth Supplemental Indenture, dated as of December 1, 1971, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1002 of Mortgages at page 805, and in the office of the County Clerk of Orange County, New York, in Liber 1583 of Mortgages at page 503, and in the office of the County Clerk of Sullivan County, New York, in Liber 772 of Mortgages at page 1034, and in the office of the County Clerk of Ulster County, New York, in Liber 1032 of Mortgages at page 882; and

          Twenty-first Supplemental Indenture, dated as of May 15, 1973, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1043 of Mortgages at page 922, and in the office of the County Clerk of Orange County, New York, in Liber 1625 of Mortgages at page 393, and in the office of the County Clerk of Sullivan County, New York, in Liber 793 of Mortgages at page 517, and in the office of the County Clerk of Ulster County, New York, in Liber 1057 of Mortgages at page 1117; and

          Twenty-second Supplemental Indenture, dated as of March 1, 1974, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1068 of Mortgages at page 236, and in the office of the County Clerk of Orange County, New York, in Liber 1648 of Mortgages at page 439, and in the office of the County Clerk of Sullivan County, New York, in Liber 805 of Mortgages at page 88, and in the office of the County Clerk of Ulster County, New York, in Liber 1070 of Mortgages at page 997; and

          Twenty-third Supplemental Indenture, dated as of January 15, 1975, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1089 of Mortgages at page 831, and in the office of the County Clerk of Orange County, New York, in Liber 1667 of Mortgages at page 369, and in the office of the County Clerk of Sullivan County, New York, in Liber 817 of Mortgages at page 243, and in the office of the County Clerk of Ulster County, New York, in Liber 1084 of Mortgages at page 009; and

          Twenty-fourth Supplemental Indenture, dated as of September 1, 1978, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1183 of Mortgages at page 928, and in the office of the County Clerk of Orange County, New York, in Liber 1761 of Mortgages at page 931, and in the office of the County Clerk of Sullivan County, New York, in Liber 925 of Mortgages at page 188, and in the office of the County Clerk of Ulster County, New York, in Liber 1144 of Mortgages at page 806; and

          Twenty-fifth Supplemental Indenture, dated as of September 15, 1978, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1183 of Mortgages at page 994, and in the office of the County Clerk of Orange County, New York, in Liber 1761 of Mortgages at page 920, and in the office of the County Clerk of Sullivan County, New York, in Liber 925 of Mortgages at page 230, and in the office of the County Clerk of Ulster County, New York, in Liber 1144 of Mortgages at page 831; and

          Twenty-sixth Supplemental Indenture, dated as of April 1, 1979, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1192 of Mortgages at page 582, and in the office of the County Clerk of Orange County, New York, in Liber 1768 of Mortgages at page 975, and in the office of the County Clerk of Sullivan County, New York, in Liber 932 of Mortgages at page 327, and in the office of the County Clerk of Ulster County, New York, in Liber 1149 of Mortgages at page 150; and

          Twenty-seventh Supplemental Indenture, dated as of April 1, 1980, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1224 of Mortgages at page 690, and in the office of the County Clerk of Orange County, New York, in Liber 1796 of Mortgages at page 775, and in the office of the County Clerk of Sullivan County, New York, in Liber 963 of Mortgages at page 139, and in the office of the County Clerk of Ulster County, New York, in Liber 1165 of Mortgages at page 418; and

          Twenty-eighth Supplemental Indenture, dated as of April 1, 1982, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 1273 of Mortgages at page 761, and in the office of the County Clerk of Orange County, New York, in Liber 1842 of Mortgages at page 731, and in the office of the County Clerk of Sullivan County, New York, in Liber 1022 of Mortgages at page 148, and in the office of the County Clerk of Ulster County, New York, in Liber 1195 of Mortgages at page 356; and

          Twenty-ninth Supplemental Indenture, dated as of April 1, 1984, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 51 of Land Records at page 1977, and in the office of the County Clerk of Orange County, New York, in Liber 1909 of Mortgages at page 689, and in the office of the County Clerk of Sullivan County, New York, in Liber 1093 of Mortgages at page 53, and in the office of the County Clerk of Ulster County, New York, in Liber 1245 of Mortgages at page 647; and

          Thirtieth Supplemental Indenture, dated as of April 1, 1986, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 144 of Land Records at page 2856, and in the office of the County Clerk of Orange County, New York, in Liber 2251 of Mortgages at page 166, and in the office of the County Clerk of Sullivan County, New York, in Liber 1197 of Mortgages at page 28, and in the office of the County Clerk of Ulster County, New York, in Liber 1381 of Mortgages at page 197; and

          Thirty-first Supplemental Indenture, dated as of April 1, 1988, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 289 of Land Records at page 2296, and in the office of the County Clerk of Orange County, New York, in Liber 3037 of Mortgages at page 196, and in the office of the County Clerk of Sullivan County, New York, in Liber 1363 of Mortgages at page 368, and in the office of the County Clerk of Ulster County, New York, in Liber 1792 of Mortgages at page 132; and

          Thirty-second Supplemental Indenture, dated as of April 1, 1990, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 406 of Land Records at page 1166, and in the office of the County Clerk of Orange County, New York, in Liber 3705 of Mortgages at page 1, and in the office of the County Clerk of Sullivan County, New York, in Liber 1455 of Land Records at page 319, and in the office of the County Clerk of Ulster County, New York, in Liber 2161 of Mortgages at page 272; and

          Thirty-third Supplemental Indenture, dated as of April 1, 1992, which is recorded in the office of the County Clerk of Rockland County, New York, in Liber 0518 of Land Records at page 1418, and in the office of the County Clerk of Orange County, New York, in Liber 4269 of Mortgages at page 258, and in the office of the County Clerk of Sullivan County, New York, in Liber 1584 of Land Records at page 314, and in the office of the County Clerk of Ulster County, New York, in Liber 2503 of Mortgages at page 0046; and

          WHEREAS, there were included among the properties mortgaged under the general granting clauses of the Indenture, but without specific mention, the properties hereinafter in this Thirty-fourth Supplemental Indenture specifically described; and

          WHEREAS, it is, among other things, provided by Section 6 of Article V of the Indenture that the Company will, from time to time, whenever reasonably requested by the Trustee, make, do, execute, acknowledge and deliver, at its own expense, any and all such further and other acts, deeds, conveyances, mortgages, transfers and assurances as may be necessary or proper for the better assuring and confirming unto the Trustee of all or any part of the trust estate whether at the date of the Indenture or thereafter owned or acquired by the Company, or to facilitate the execution of the trust established by the Indenture or to secure the rights and remedies of the holders of the bonds thereby secured, and the Trustee has requested the Company to execute, acknowledge and deliver this Thirty-fourth Supplemental Indenture; and

          WHEREAS, it is among other things, provided by Article XV of the Indenture that the Company, when authorized by vote or resolution of its Board of Directors, and the Trustee, from time to time and at any time, subject to the restrictions in the Indenture contained, may, and when so required by the Indenture shall, enter into such indentures supplemental thereto as may or shall by them be deemed necessary or desirable, in order, among other purposes, to assign, convey, mortgage, pledge, transfer and set over unto the Trustee additional property or properties of the Company for the equal and proportionate benefit and security of the holders and owners of all bonds at any time issued and outstanding under the Indenture, which supplemental indentures shall thereafter form a part of the Indenture; and

          WHEREAS, the Company desires, pursuant to said provisions and as hereinafter provided, to assign, convey, mortgage, pledge, transfer and set over unto the Trustee certain properties hereinafter specified to be held subject to the lien of and upon the trust established by the Indenture; and

          WHEREAS, the Board of Directors of the Company has duly authorized this Thirty-fourth Supplemental Indenture; and

          WHEREAS, all requirements of the Indenture, as heretofore and hereby supplemented and modified, in respect of the form of this Thirty-fourth Supplemental Indenture have been duly complied with and all other conditions, acts and things have been duly complied with, have been performed and have happened to make this Thirty-fourth Supplemental Indenture a valid, legal and binding instrument supplemental to and confirmatory of the Indenture, and enforceable in accordance with its terms, and the execution, acknowledgment and delivery of this Thirty-fourth Supplemental Indenture have been in all respects duly authorized;

     NOW, THEREFORE, THIS THIRTY-FOURTH SUPPLEMENTAL INDENTURE WITNESSETH that, in consideration of the premises and of the mutual covenants herein contained, of the sum of one dollar, lawful money of the United States of America, to the Company duly paid by the Trustee at and before the ensealing and delivery hereof and for other valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of confirming the Indenture, and in order better to secure equally and proportionately the payment of the principal of and interest on all bonds at any time issued and outstanding, under and secured by the Indenture according to their tenor, purport and effect and the provisions thereof, of the Indenture, and hereof, and to secure the performance and observance of all the covenants and conditions in the bonds, in the Indenture and herein contained, and for the purpose of better assuring and confirming the trust estate unto the Trustee pursuant to the provisions of Section 6 of Article V of the Indenture, the Company does hereby confirm the pledge, mortgage, conveyance, assignment and transfer of the property set forth and described in the Indenture, except such properties or interests therein as may have been released by the Trustee or sold or disposed of in whole or in part as permitted by the provisions of the Indenture, and has executed and delivered this Thirty-fourth Supplemental Indenture and has granted, bargained, sold, aliened, remised, released, enfeoffed, conveyed, confirmed, assigned, transferred, mortgaged, pledged, set over and delivered, and by these presents does grant, bargain, sell, alien, remise, release, enfeoff, convey, confirm, assign, transfer, mortgage, pledge, set over and deliver unto the Trustee, its successors in the trust of the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture and its and their assigns, forever, upon and for the uses and trusts thereby and hereby established and confirmed, all and singular the following properties:

     All of the lands (including all buildings and improvements thereon erected), properties, rights, easements, franchises, licenses, permits and privileges identified, enumerated or referred to in the schedules hereto annexed and marked, respectively, Schedules "A", "B" and "C", including and intended to include all items appearing of record under the name of the Company as having been recorded from March 1, 1990 through February 29, 1992 in the respective Grantee Indices in the offices of the Clerks of the Counties of Rockland, Orange and Sullivan in the State of New York. Schedules A, B and C are hereby incorporated herein by reference with the same force and effect as though the same were set forth herein at length.

     And also all other real property, interests in real property, lands, lands under water, dams, towpaths, embankments, dug banks, locks, gates, feeders, water rights, rights to divert water, riparian rights, rights to remove timber, brush and other materials for lands, rights to store and impound waters, flowage rights, rights of way, easements, licenses, privileges, consents, leases, permits and rights of every name, nature and description, plants, power houses, stations, offices, buildings, tanks, retorts, structures, improvements, machinery, turbines, engines, pumps, dynamos, generators, boilers, penstocks, fixtures, equipment, poles, pole lines, transmission lines, transmission systems, distribution lines, distribution systems, street lighting lines, street lighting systems, transformers, switch-boards, pipes, mains, services, meters and other appurtenances now owned or hereafter acquired or possessed by the Company.

     Also all tools, implements, appliances, apparatus, equipment, accessories, supplies, material, furniture and other chattels and personal property of every kind, description and character now owned or hereafter acquired or possessed by the Company.

     Also all franchises (except the Company's franchise to be a corporation), permits, ordinances, consents, privileges, immunities, licenses, and rights of every kind, description and character, and all contracts, trade marks, trade names, letters patent, patent applications and patent rights, processes, options, good will, records, surveys, documents and maps now owned or controlled or that may hereafter be owned or controlled by the Company.

     Also all other properties, real, personal and mixed, tangible or intangible, of every kind, description or character, and wheresoever situate, now owned or hereafter acquired or possessed by the Company.

     Together with all and singular the buildings, improvements, additions, accretions, ways, alleys, passages, rights of way, waters, water-courses, water power sites and water rights, riparian rights and all rights to inundate, submerge, flood and cover with water and to keep under water and to impound and store water in, upon, across and over so much of said premises and lands as shall be flooded or covered by the waters impounded or held back by any dam constructed or to be constructed, easements, rights, liberties, privileges, licenses, franchises, tenements, hereditaments and appurtenances whatsoever, belonging or in any wise appertaining, or hereafter to belong or appertain, unto any and all of the premises hereby granted or mentioned and intended so to be; and the reversion and reversions, remainder and remainders, incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company in law, equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

     Provided, however, that there are excepted from the property and property rights by this Thirty-fourth Supplemental Indenture granted, bargained, sold, aliened, remised, released, enfeoffed, conveyed, confirmed, assigned, transferred, mortgaged, pledged, set over and delivered:

     (i) all properties or interests therein heretofore released by the Trustee or sold or disposed of in whole or in part as permitted by the provisions of the Indenture;

     (ii) the last day of the term of each leasehold estate (oral or written, or any agreement therefor) enjoyed by the Company at the time of the execution of this Thirty-fourth Supplemental Indenture or hereafter, and whether falling within a general or particular description of property herein;

     (iii) all leasehold interests, permits, licenses, franchises and rights, whether owned at the time of the execution of this Thirty-fourth Supplemental Indenture or hereafter acquired by the Company, which were and are intended to be hereby granted, conveyed, mortgaged, pledged, transferred and assigned, but which could not and cannot be so granted, conveyed, mortgaged, pledged, transferred and assigned without the consent of other parties whose consent is not, after reasonable effort, secured, or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Indenture; and

     (iv) all of the following properties and rights, whether owned at the time of the execution of this Thirty-fourth
     Supplemental Indenture or hereafter acquired by the Company:

          (a) materials, fuel, supplies, store-room contents and other similar property stored, generated, manufactured, produced or acquired by the Company for use and consumption in the ordinary course of operating the mortgaged property,

          (b) cash on hand and in banks (except proceeds of the mortgaged property, and insurance and other moneys held by the Trustee or required by the provisions of the Indenture to be paid to the Trustee or subjected to the lien thereof),

          (c) lamps and supplies, machinery, appliances, goods, wares, merchandise, equipment, stores, apparatus and other movable property at any time handled by the Company for sale or resale in the usual course of business, whether or not they constitute fixtures,

          (d)  timber and the right to cut and remove the same,

          (e)  gas in pipes, tanks or other reservoirs,

          (f) minerals, together with the right to mine and drill and remove the same,

          (g) trade acceptances, bills, notes and accounts receivable, contracts, demands, choses in action and judgments (other than choses in action and judgments for the recovery of real property or establishing a lien, charge or right therein),

          (h)  books and documents, and

          (i) shares of stock, notes, debentures, bonds and other certificates or evidences of interest or indebtedness, and the interest and indebtedness represented thereby all unless specifically embraced in the Indenture, this Thirty-fourth Supplemental Indenture, or in some indenture supplemental thereto, or actually pledged, or required by some provision hereof or of some indenture supplemental thereto to be pledged with the Trustee; provided, however, that if and so long as the Trustee after an event of default shall have entered upon and remain in possession of the mortgaged property, or if a receiver, trustee or other official shall be designated by a court having jurisdiction to have, and so long as any such official shall have, possession, custody or control of the mortgaged property, then the property and rights expressly excepted by this subclause
(iv) from the lien and operation of the Indenture and this Thirty-fourth Supplemental Indenture shall (to the extent permitted by law) cease to be so excepted, and the Trustee or such official, as the case may be, may (to the extent permitted by law) take possession of any and all of the property described in this subclause (iv) then on hand, subject to any lien thereon then existing, and possess, use and administer the same to the same extent as if such property were part of the mortgaged property, unless and until possession of the mortgaged property shall be restored, subject to any liens then existing thereon, to the Company, its successors or assigns; and upon the taking of such possession, until such possession shall be restored as aforesaid, the Indenture and this Thirty-fourth Supplemental Indenture, shall (to the extent permitted by law) become and be a lien upon all of the property and rights specified in this subclause (iv) as to which the Trustee or such official shall take possession.

     Subject, however, as to the properties and rights described in the Indenture and in this Thirty-fourth Supplemental Indenture, in so far as affected thereby, (i) to the liens, encumbrances, reservations, restrictions, conditions, limitations, covenants, interests and exceptions, if any, set forth or referred to in said descriptions and in the deeds or grants referred to in said descriptions, and, as to any property acquired by the Company after the execution of the original indenture and becoming subject, or intended to become subject, to the lien of the Indenture, to any mortgages, encumbrances or liens thereon existing at the time of the acquisition thereof,
(ii) to liens or charges permitted by the provisions of Paragraph B of Section 8 of Article II of the Indenture, and (iii) to existing easements for streets, alleys, highways, railroad purposes and other rights of way in, over or under certain of the properties so described, and to any and all existing leases for camp sites, fishing rights, rights of others to cut wood and other similar rights and privileges given or granted by the Company relating to any of the properties so described, none of which rights and privileges substantially interferes with the free use and enjoyment by the Company of the properties and rights so described for the general purposes of the Company's business.

     And subject, further, as to any property acquired by the Company after the execution of the original indenture and the supplements thereto including this Thirty-fourth Supplemental Indenture and becoming subject, or intended to become subject, to the lien of the Indenture, to any mortgages, encumbrances or liens thereon existing at the time of the acquisition thereof.

     All of the real estate, plants, franchises, rights and other properties above described, and all other property at any time held by the Trustee under the trusts of the Indenture and this Thirty-fourth Supplemental Indenture, including the income, rents, issues and profits thereof, together with the appurtenances, as aforesaid, at any time subject to the lien of the Indenture, and this Thirty-fourth Supplemental Indenture, are hereinafter sometimes collectively referred to as the "trust estate."

     No words of particular description of property contained in this Thirty-fourth Supplemental Indenture shall in any way limit, curtail or detract from, or be deemed, held or construed to limit, curtail, or detract from, the effect of the words of general description of property herein contained.

     TO HAVE AND TO HOLD the trust estate unto the Trustee, its successors and assigns, to and for the only proper use, benefit and behalf of the Trustee, its successors and assigns forever.

     IN TRUST NEVERTHELESS, under and subject to the provisions and conditions herein and in the Indenture set forth for the purposes aforesaid and for the equal and proportionate use, benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture and for the enforcement of the payment of said bonds and coupons, if any, when payable according to their tenor, purport and effect, and to secure the performance of and compliance with the covenants and conditions of said bonds and coupons, if any, and of the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture without preference, priority or distinction as to lien or otherwise of any one bond over any other bond by reason of priority in the time of issue, sale or negotiation thereof or by reason of the purpose of its issue or otherwise howsoever, so that, except as in the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture otherwise provided, each and every bond issued and to be issued thereunder shall have the same right, lien and privilege under and by virtue of the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture and so that the principal of and interest on every bond shall, subject to the terms of the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture be equally and proportionately secured thereby, as if all such bonds at any time outstanding had been duly issued, sold and negotiated simultaneously with the execution and delivery of the Indenture of Mortgage, dated as of the first day of May, 1928, and for the same consideration; it being intended that the lien and security of the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture and all of the bonds and coupons, if any, issued and to be issued under the Indenture shall take effect from the day of the execution and delivery of the Indenture, without regard to the time of the actual issue, sale or disposition of said bonds, and with the same force and effect for all intents and purposes as though upon said date all of said bonds had been actually sold and delivered to and were in the hands of innocent holders thereof for value, and as though all and singular the properties aforesaid, and all properties which shall hereafter become subject to the Indenture as supplemented and amended by this Thirty-fourth Supplemental Indenture had been in existence and owned by the Company at the time of the execution and delivery of, and had been specifically included in, the aforesaid Indenture of Mortgage and specifically pledged, mortgaged, conveyed, assigned and transferred thereby.

     The Company hereby declares that it holds and will hold and apply all property, described in subclauses (ii) and (iii) above as specifically reserved and excepted, upon the trusts set forth in the Indenture and as the Trustee (or any purchaser upon any sale of the trust estate hereunder) shall for such purpose direct from time to time, to the fullest extent permitted by law or in equity and by any instruments securing the same, as fully as if the same could be and had been hereby granted, conveyed, mortgaged, pledged, transferred and assigned to and vested in the Trustee.

                            ARTICLE I

                        SUNDRY PROVISIONS


     Section 1. The Company covenants and agrees that except as to after-acquired property, it is lawfully seized and possessed of the trust estate, free and clear of liens, charges and encumbrances except those specified in the granting clauses hereof, and in the deeds referred to in said granting clauses, except liens and charges specified in paragraph B of Section 8 of
Article II of the Indenture; that it has a good right and lawful authority to sell, convey, mortgage and pledge the trust estate; and that it will warrant and defend unto the Trustee, its successors and assigns, for the benefit of the holders for the time being of the bonds, the trust estate and the lien and interest of the Trustee thereon and therein under the Indenture and this Thirty-fourth Supplemental Indenture against all claims and demands whatsoever of any and all persons; provided, however, that nothing in the Indenture or in this Thirty-fourth Supplemental Indenture contained shall prevent the Company from hereafter acquiring any property or interest in property subject to an existing mortgage or other encumbrance thereon and holding the same subject to such mortgage or other encumbrance.

     Section 2. This Thirty-fourth Supplemental Indenture is expressly made supplemental to and in confirmation of the Indenture, and the pledge, mortgage, conveyance, assignment and transfer hereby made are subject to all the provisions, conditions, covenants and warranties contained in the Indenture as hereby supplemented and modified, all of which are hereby, mutatis mutandis, adopted and confirmed as so supplemented and modified, all as if expressly incorporated herein at length. The use of terms and expressions herein is in accordance with the definitions and constructions contained in the Indenture.
Without limitation of the generality of the foregoing, the remedies and provisions of the Indenture, applicable in case of any default by the Company thereunder, are hereby adopted and made applicable, in case of any such default, with respect to the properties described and included herein; the Trustee shall be entitled to, may exercise, and shall be protected by, where and to the full extent that the same are applicable, all the rights, powers, privileges, immunities and exemptions provided in the Indenture and there are hereby conferred upon the Trustee the same powers of sale and other powers over the properties described and included herein as are by the Indenture expressed to be conferred; all as if the provisions concerning the same were incorporated herein at length.

          It is, however, mutually understood and agreed that neither the execution of this Thirty-fourth Supplemental Indenture nor anything herein contained shall, or shall be construed to in any way, waive any default or event of default now or hereafter existing under the bonds or coupons secured or intended to be secured by or under the Indenture, or in any way impair any right or remedy now or hereafter existing in respect thereof.

     Section 3. The Trustee, for itself and its successors, accepts the trusts of this Thirty-fourth Supplemental Indenture and agrees to execute them, but only upon the following additional terms and conditions, to wit:

     The Trustee shall be under no obligation to see to the filing, registration or recording of this Thirty-fourth Supplemental Indenture, but the Company covenants and agrees that it will, with all convenient speed, cause this Thirty-fourth Supplemental Indenture to be duly filed, registered or recorded, and will do all other things requisite to preserve, protect and continue the lien of the Indenture and this Thirty-fourth Supplemental Indenture. The Trustee shall not be responsible for the due execution hereof by the Company, nor for the lien or security purported or intended to be created hereby, nor for the validity hereof or of the bonds issued hereunder, nor for or in respect of the title or value of the trust estate, nor for or in respect of the recitals contained herein or in the bonds, all of which recitals are made by the Company solely, and shall not be construed as made by or imposing any obligation or liability upon the Trustee. The Trustee shall be entitled to, may exercise and shall be protected by, where and to the full extent that the same are applicable, all the rights, powers, privileges, immunities and exemptions provided in the Indenture as fully as if the provisions concerning the same, as so supplemented and modified, were incorporated herein at length. It is hereby stipulated that the Trustee shall not be taken impliedly to waive hereby any right it would otherwise have.

     Section 4. The cover of this Thirty-fourth Supplemental Indenture, and all article and description headings, and the table of contents and marginal notes and headings, if any, are inserted for convenience only, and shall not control or affect the meaning, construction or effect hereof.

     Section 5. This Thirty-fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original; and all said counterparts shall constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

     Section 6. The date of this Thirty-fourth Supplemental Indenture is intended as and for a date for reference and for identification, the actual time of the execution hereof being the date of the acknowledgment hereof by the officer executing this instrument on behalf of the Trustee; and this Thirty-fourth Supplemental Indenture, and all modifications herein contained, shall be effective from and after the date of said acknowledgment.

     IN WITNESS WHEREOF, Orange and Rockland Utilities, Inc. has caused this Thirty-fourth Supplemental Indenture to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or Assistant Secretary, and Bankers Trust Company, to evidence its acceptance of the provisions herein, has caused this Thirty-fourth Supplemental Indenture to be signed in its name and behalf by one of its Vice Presidents or Assistant Vice Presidents and its Secretary or one of its Assistant Secretaries, as of the day and year first above written.

                         ORANGE AND ROCKLAND UTILITIES, INC.


                         By /s/ Victor J. Blanchet, Jr.
                              Title: President

Attest:

/s/ Victor A. Roque
Title: Secretary

                         BANKERS TRUST COMPANY


                         By /s/ Robert Caporale
                              Title: Vice President

Attest:

/s/ M. Lisa Morrone
Title: Assistant Treasurer


STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF ROCKLAND )

          On the 16th day of May, in the year 1994, before me personally came Victor J. Blanchet, Jr. to me known, who, being by me duly sworn, did depose and say that he resides at Woodlands Drive, Tuxedo, New York; that he is President of Orange and Rockland Utilities, Inc., the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                              /s/ Todd M. Lieval
                              Notary Public
                              Todd M. Lieval
                              Notary Public, State of New York
                              No. 4954004
                              Qualified in Rockland County
                              Commission Expires July 31, 1995



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

          On the 25th day of May, in the year 1994, before me personally came Robert Caporale, to me known, who, being by me duly sworn, did depose and say that he resides at 35 Meadowbrook Lane, Mt. Kisco, New York 10549 ; that he is Vice President of Bankers Trust Company, the corporation described in and which executed the above instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                              /s/ John Florio
                              Notary Public
                              John Florio
                              NOTARY PUBLIC, State of New York
                              No. 01FL5021631
                              Qualified in New York County
                              Commission Expires 12/20/95

                           SCHEDULE A


Listing of all properties acquired by Orange and Rockland Utilities, Inc. located in Rockland County, New York, appearing of record in the General Index of Land Records of the Clerk of the County of Rockland from March 1, 1992 through February 28, 1994.



     [The text of this schedule has been omitted from the counterpart originals of this Thirty-fourth Supplemental
     Indenture filed in offices of county clerks other than the County of Rockland.]













ROCKLAND COUNTY                                                                 SCHEDULE A

      Grantee                       Grantor               Liber     Page         Year
Orange and Rockland
  Utilities, Inc.         Jaytree Partners                0505      2248     Mar. 05, 1992

       Same               RUR, Inc.                       0505      2252     Mar. 05, 1992

       Same               Fairgrounds, Inc.               0508      0694     Mar. 18, 1992

       Same               Fairgrounds, Inc.               0508      0698     Mar. 18, 1992

       Same               Exit 12 Associates, Inc.        0509      1342     Mar. 23, 1992

       Same               GSI A Partnership               0509      1346     Mar. 23, 1992

       Same               Clarkstown, Town of             0509      1348     Mar. 23, 1992

       Same               Thiells Development
                            Corp.                         0511      2891     Apr. 01, 1992

       Same               Edmund McHale                   0511      2895     Apr. 01, 1992

       Same               George Nicholson                0515      2528     Apr. 16, 1992

       Same               Ponce De Leon Federal
                            Savings Bank                  0515      2529     Apr. 16, 1992

       Same               Gaetano Ragusa                  0515      2534     Apr. 16, 1992

       Same               Eliezer Herskowitz              0515      2536     Apr. 16, 1992

       Same               Tolstoy Foundation,
                            Inc.                          0515      2540     Apr. 16, 1992

       Same               David E. Owens                  0517      2787     Apr. 27, 1992

       Same               Alice Gerard                    0517      2790     Apr. 27, 1992

       Same               Rolf Greibesland                0517      2792     Apr. 27, 1992

       Same               Broad Sky Properties,
                            Inc.                          0517      2796     Apr. 27, 1992

       Same               Broad Sky Properties,
                            Inc.                          0517      2799     Apr. 27, 1992

       Same               Broad Sky Properties,
                            Inc.                          0517      2802     Apr. 27, 1992

       Same               FAB Construction Corp.          0519      0040     Apr. 30, 1992

       Same               Rockhill Bldg. Corp.            0519      0043     Apr. 30, 1992

       Same               FAB Construction Corp.          0519      0046     Apr. 30, 1992


ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               FAB Construction Corp.          0519      0049     Apr. 30, 1992

       Same               James F. Metress                0522      1025     May  14, 1992

       Same               Timothy D. Phillips             0522      1027     May  14, 1992

       Same               Wayne A. Robertson              0522      1030     May  14, 1992

       Same               Edward Roff                     0522      1032     May  14, 1992

       Same               Robert M. Murphy                0522      1035     May  14, 1992

       Same               Wilhelm Tomasits                0522      1038     May  14, 1992

       Same               Mailbox N More, Inc.            0528      2631     June 11, 1992

       Same               Mar Feld Building Corp.         0530      1110     June 18, 1992

       Same               Homsum Corp.                    0530      1113     June 18, 1992

       Same               Wide World Realty, Inc.         0530      1116     June 18, 1992

       Same               Chestnut Hollow Estates,
                            Inc.                          0530      1120     June 18, 1992

       Same               Gregory W. Miller               0532      2818     June 29, 1992

       Same               Parker Nanuet Associates        0537      1844     July 17, 1992

       Same               Costco Wholesale Corp.
                            Washington Corp.              0537      1848     July 17, 1992

       Same               Bernard Gollomp                 0537      1852     July 17, 1992

       Same               Michael Mazzucca                0537      1855     July 17, 1992

       Same               Victor Ostreicher               0537      1858     July 17, 1992

       Same               Cong Bnai Yakov
                            Barditochov, Inc.             0537      1861     July 17, 1992

       Same               Mary Lane                       0537      1864     July 17, 1992

       Same               Nicholas Kalogeras              0539      1221     July 27, 1992

       Same               Big G. Realty Corp.             0539      1224     July 27, 1992

       Same               Narlan Develoment Corp.         0542      2370     Aug. 11, 1992

       Same               Robert E. Barrett               0542      2373     Aug. 11, 1992

       Same               GHAT Associates                 0547      1458     Sep. 01, 1992

       Same               Eric Bergstol                   0547      1461     Sep. 01, 1992


ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               Nick Lotito                     0547      1464     Sep. 01, 1992

       Same               Thomas M. Esmond                0548      0321     Sep. 02, 1992

       Same               Robert D. Gerard                0550      0906     Sep. 15, 1992

       Same               Cam Am Developement Corp.       0550      0909     Sep. 15, 1992

       Same               Ralph DeMaio                    0550      0913     Sep. 15, 1992

       Same               Montebello Village of           0550      0916     Sep. 15, 1992

       Same               Rockland County                 0553      1200     Sep. 25, 1992

       Same               Robert Champeau                 0557      2416     Oct. 14, 1992

       Same               Robert J. Miller                0557      2420     Oct. 14, 1992

       Same               Camp Venture, Inc.              0557      2423     Oct. 14, 1992

       Same               John Andriello                  0557      2426     Oct. 14, 1992

       Same               William Quirk                   0557      2429     Oct. 14, 1992

       Same               Douglas J. Cole Hatchard, Jr.   0557      2432     Oct. 14, 1992

       Same               AGPN Industries, Inc.           0557      2435     Oct. 14, 1992

       Same               Celtic Construction Corp.       0557      2438     Oct. 14, 1992

       Same               Clarkstown, Town of             0557      2441     Oct. 14, 1992

       Same               Thruway Paper Recycling
                            Center                        0557      2444     Oct. 14, 1992

       Same               Behner Developers, Inc.         0559      1707     Oct. 20, 1992

       Same               Behner Developers, Inc.         0559      1710     Oct. 20, 1992

       Same               Behner Developers, Inc.         0559      1713     Oct. 20, 1992

       Same               George Steward                  0559      1716     Oct. 20, 1992

       Same               Newhaus Corp.                   0562      0237     Oct. 28, 1992

       Same               Celtic Construction Corp.       0562      0240     Oct. 28, 1992

       Same               George Sikorsky                 0562      0243     Oct. 28, 1992

       Same               Etta Hillson                    0564      1948     Nov. 06, 1992

       Same               New York State Association
                            for Retarded                  0564      1953     Nov. 06, 1992

       Same               Richard Mills                   0564      1956     Nov. 06, 1992

ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               Producto Electric Corp.         0564      1959     Nov. 06, 1992

       Same               Carl Jones                      0567      1121     Nov. 17, 1992

       Same               Cedar Pond Estates Corp.        0567      1124     Nov. 17, 1992

       Same               Homsum Corp.                    0567      1128     Nov. 17, 1992

       Same               Willow Tree Development Corp.   0567      1131     Nov. 17, 1992

       Same               Eric Bergstol                   0579      2995     Jan. 04, 1993

       Same               Veterans Memorial Associa-
                            tion of Piermont, Inc.        0579      2998     Jan. 04, 1993

       Same               Annies Snack Shack, Inc.        0580      0001     Jan. 04, 1993

       Same               Dominick Marangi                0580      0004     Jan. 04, 1993

       Same               George Wald                     0580      0007     Jan. 04, 1993

       Same               Armand Miele                    0580      0010     Jan. 04, 1993

       Same               Mountain Shadows, Inc.          0580      0014     Jan. 04, 1993

       Same               Sky Les Homes                   0583      2451     Jan. 20, 1993

       Same               Alfonso Guggenti                0583      2454     Jan. 20, 1993

       Same               Saehill Realty, Inc.            0583      2457     Jan. 20, 1993

       Same               Henry F. Tew                    0583      2460     Jan. 20, 1993

       Same               Morris Wexler                   0583      2463     Jan. 20, 1993

       Same               Louis Pakosynski                0583      2466     Jan. 20, 1993

       Same               Wheel Inn Realty, Inc.          0585      0412     Jan. 26, 1993

       Same               Pat Nazzaro Disposal, Inc.      0585      0415     Jan. 26, 1993

       Same               USA Construction Corp.          0585      0418     Jan. 26, 1993

       Same               Barry Pomerantz                 0589      0338     Feb. 11, 1993

       Same               Ramapo Land Co., Inc.           0591      0852     Feb. 23, 1993

       Same               Presidential Life
                            Insurance Co.                 0591      0855     Feb. 23, 1993

       Same               Marco Taddeo                    0591      0859     Feb. 23, 1993

       Same               Ronstean Const. Corp.           0591      0862     Feb. 23, 1993

       Same               Sloatsburg, Village of          0591      0865     Feb. 23, 1993

ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               Ruth P. Collazo                 0591      0868     Feb. 23, 1993


       Same               Milton Lieberman                0591      0871     Feb. 23, 1993

       Same               Roadway Express, Inc.           0591      2451     Feb. 25, 1993

       Same               Frank A. Kline                  0595      1485     Mar. 15, 1993

       Same               ZD Square Realty Corp.          0595      1488     Mar. 15, 1993

       Same               Mathew Lonberg                  0595      1492     Mar. 15, 1993

       Same               County of Rockland
                            Industrial Devel. Agency      0595      1495     Mar. 15, 1993

       Same               Wayne Tanchak                   0595      1502     Mar. 15, 1993

       Same               MTA Development Corp., Inc.     0595      1506     Mar. 15, 1993

       Same               Pomona Fields, Inc.             0595      1510     Mar. 15, 1993

       Same               David Braun                     0598      0358     Mar. 29, 1993

       Same               Nanjappa Ravi                   0599      1938     Apr. 05, 1993

       Same               Anthony Savoca                  0599      1942     Apr. 05, 1993

       Same               Hae A. Kim                      0599      1945     Apr. 05, 1993

       Same               Thomas Aquinas College          0599      1949     Apr. 05, 1993

       Same               Harvey Houtkin                  0599      1952     Apr. 05, 1993

       Same               Marvin Sontag                   0599      1955     Apr. 05, 1993

       Same               Loupko Todoric                  0601      1889     Apr. 15, 1993

       Same               Vincent Zito                    0601      1893     Apr. 15, 1993

       Same               Stuart M. Kirschner             0601      1894     Apr. 15, 1993

       Same               Joy Acres, Inc.                 0606      0871     May  05, 1993

       Same               Sidney Edelman                  0606      1696     May  06, 1993

       Same               Kevin Michella                  0606      1698     May  06, 1993

       Same               Timberline Associates           0606      1700     May  06, 1993

       Same               Walter J. Harrington            0606      2512     May  07, 1993

       Same               Seymour Selig                   0606      2515     May  07, 1993

       Same               Frank Tucci                     0606      2518     May  07, 1993

ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               Z. V. Zakarian                  0606      2521     May  07, 1993

       Same               Derek Vidler                    0611      1699     May  27, 1993

       Same               Tomkins Ridge, Inc.             0614      0112     June 07, 1993

       Same               John F. Walsh                   0614      0114     June 07, 1993

       Same               Clara Calamari                  0616      2961     June 17, 1993

       Same               USA Construction Corp.          0616      2963     June 17, 1993

       Same               Marshall Davis                  0616      2967     June 17, 1993

       Same               Timothy Gulla                   0620      1584     June 30, 1993

       Same               James H. C. Hu                  0624      0673     July 15, 1993

       Same               Robet M. Kotin                  0624      0676     July 15, 1993

       Same               Myrna Frazin                    0624      0679     July 15, 1993

       Same               Brian Moore                     0624      0682     July 15, 1993

       Same               Broad Sky, Inc.                 0628      2478     Aug. 02, 1993

       Same               Myung Chun Choi                 0628      2481     Aug. 02, 1993

       Same               SGW Construction, Inc.          0628      2483     Aug. 02, 1993

       Same               Brookvelt, Inc.                 0635      0419     Aug. 25, 1993

       Same               Mar Feld Building Corp.         0635      0422     Aug. 25, 1993

       Same               Philip M. Scala                 0635      0426     Aug. 25, 1993

       Same               KDJ Realty, Inc.                0635      0428     Aug. 25, 1993

       Same               Israel Herskowitz               0635      0432     Aug. 25, 1993

       Same               Dolores A. James                0635      0435     Aug. 25, 1993

       Same               Rockland County                 0635      0437     Aug. 25, 1993

       Same               Rockland Central Plaza,
                            Inc.                          0638      2358     Sep. 09, 1993

       Same               United Rockland Stairs          0644      0494     Sep. 29, 1993

       Same               Shimon Mendlowitz               0644      0497     Sep. 29, 1993

       Same               Martin Feldi                    0644      0499     Sep. 29, 1993


ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               Barbara Monteith                0644      0503     Sep. 29, 1993

       Same               William Brodsky                 0644      0505     Sep. 29, 1993

       Same               Mount Crest Development
                            Corp.                         0648      2739     Oct. 18, 1993

       Same               Maureen O. Roberts              0648      2743     Oct. 18, 1993


       Same               New City Fire Engine
                            Co. No. 1, Inc.               0648      2745     Oct. 18, 1993

       Same               Dominican College of
                            Blauvelt                      0648      2748     Oct. 18, 1993

       Same               Nanuet Garage, Inc.             0650      0959     Oct. 21, 1993

       Same               Wilbur George                   0650      1022     Oct. 21, 1993

       Same               William Helmke                  0650      1025     Nov. 21, 1993

       Same               Marathon Development Corp.      0654      1962     Nov. 05, 1993

       Same               Israel Herskowitz               0654      1965     Nov. 05, 1993

       Same               Hegarty Homes, Inc.             0654      1969     Nov. 05, 1993

       Same               Hegarty Homes, Inc.             0654      1973     Nov. 05, 1993

       Same               Suffern Hills Subdivision,
                            Inc.                          0657      0310     Nov. 15, 1993

       Same               Shaul Rosenblum                 0657      0314     Nov. 15, 1993

       Same               Patrick Durkin                  0665      0236     Dec. 09, 1993

       Same               Brian Nelson                    0676      0790     Jan. 14, 1994

       Same               Congregation Khal Torath
                            Chaim                         0676      0791     Jan. 14, 1994

       Same               Joy Builders, Inc.              0676      0794     Jan. 14, 1994

       Same               Christopher Walter              0676      0797     Jan. 14, 1994

       Same               RR Construction                 0681      0850     Feb. 02, 1994

       Same               Tolstoy Foundation, Inc.        0681      0853     Feb. 02, 1994

       Same               Nellie M. Knorr                 0681      0856     Feb. 02, 1994

       Same               Mates Friesel                   0687      2421     Feb. 25, 1994

       Same               Bradley Industrial Park         0687      2425     Feb. 25, 1994

ROCKLAND COUNTY                                                                 SCHEDULE A


       Same               Nyack College                   0687      2429     Feb. 25, 1994

       Same               John Walsh                      0687      2432     Feb. 25, 1994





                           SCHEDULE B



Listing of all properties acquired by Orange and Rockland
Utilities, Inc. located in Orange County, New York, appearing of record in the Grantee Index of the Clerk of the County of Orange from March 1, 1992 through February 28, 1994.



     [The text of this schedule has been omitted from the counterpart originals of this Thirty-fourth Supplemental
     Indenture filed in offices of county clerks other than the County of Orange.]

     GRANTEE                         GRANTOR                    LIBER    PAGE          DATE        TOWN    SEC.BL.LOT
Orange and Rockland
Utilities, Inc.
(Right of Way)      Horowitz, Jeffrey & Anna                       3620      28 June 23, 1992         54 18-1-55
Same ( " " ")       Monroe-Woodbury Jewish                         3620      31 June 23, 1992         40 2-1-4.31
                    Community Center, Inc.
Same ( " " ")       Avery, Alan & Nancy L.                         3620      34 June 23, 1992         32 6-1-3
Same ( " " ")       Van De Weert, Cornelius & Ruth                 3620      37 June 23, 1992         22 17-1-p/o 31.2
Same ( " " ")       Holodinski, Michael, Jr.,
                    Michael S., & Gwendolyn                        3620      40 June 23, 1992         54 26-1-26
Same ( " " ")       Quality Home Builders of Orange                3620      43 June 23, 1992         20 101-1-3.2
                      County, Inc.
Same ( " " ")       Smith, Howard                                  3620      46 June 23, 1992         54 8-2-27
Same ( " " ")       Ernst, John & Patricia                         3620      49 June 23, 1992         44 12-1-7
Same ( " " ")       Rossi, Wayne                                   3620      52 June 23, 1992         54 207-2-2.2
Same ( " " ")       Krueger, Gary                                  3620      55 June 23, 1992         54 10-1-66.4
Same ( " " ")       Hernandez, Charles L. & Barbara                3622     151 June 25, 1992         44 12-1-58
Same ( " " ")       McGough, Michael & Robin                       3622     154 June 25, 1992         54 213-2-19
Same ( " " ")       Zabriskie, Glen & Kristi                       3622     157 June 25, 1992         32 10-1-124
Same ( " " ")       Dolson, Joseph & Margaret                      3622     160 June 25, 1992         20 40-1-68.2
Same ( " " ")       Woodruff, Homer W. & Lois E.                   3622     164 June 25, 1992         28 24-2-2
Same ( " " ")       Sterling Forest Corporation                    3622     167 June 25, 1992         54 83-1-5.22
Same ( " " ")       K & S Development Corp.                        3622     170 June 25, 1992         40 232-1-25 & 26
Same ( " " ")       Henninger, Alma D.                             3622     173 June 25, 1992         20 101-1-1
Same ( " " ")       Ross, Bernard & Lillian                        3622     176 June 25, 1992         40 207-1-11
Same ( " " ")       Dougherty, Raea                                3622     179 June 25, 1992         54 66-1-41
Same ( " " ")       Ardler, Edmund & Diane                         3630     231 July 10, 1992         32 6-1-4
Same ( " " ")       Middletown and New Jersey                      3630     234 July 10, 1992          9 45-4-14.2
                      Railway Company, Inc.
Same ( " " ")       Faulkner, Robert & Eileen                      3630     237 July 10, 1992         54 58-1-18.11
Same ( " " ")       Ross, Donald                                   3630     240 July 10, 1992         44 12-1-8
Same ( " " ")       Riccio, Antonio & Maria                        3630     243 July 10, 1992         56 4-1-77
Same ( " " ")       Petrizzo, Pasquale & Michelina                 3630     246 July 10, 1992         52 36-2-11
Same ( " " ")       Sickmiller, Daniel & Helen                     3630     249 July 10, 1992         38 12-1-46.22
Same ( " " ")       Scholz, Helmut                                 3630     252 July 10, 1992         28 51-4-41
Same ( " " ")       Heffner, Todd                                  3630     255 July 10, 1992         28 24-2-54
Same ( " " ")       Ten Eyck, Paul W. & Susan                      3630     258 July 10, 1992         54 31-2-34.3
Same ( " " ")       R.F.F. Corporation                             3644     185 August 5, 1992        54 41-1-72
Same ( " " ")       R.F.F. Corporation                             3644     188 August 5, 1992        54 41-1-82
Same ( " " ")       Vogel, Richard and Davidson, Deborah           3644     191 August 5, 1992        26 21-1-64.2
Same ( " " ")       United Talmudical Academy, Inc.                3644     194 August 5, 1992        40 302-2-13.1
Same ( " " ")       Dachrisly Realty Corp.                         3644     197 August 5, 1992        40 302-2-23.1
Same ( " " ")       Westervelt, Joseph                             3644     200 August 5, 1992        58 26-1-51.22
Same ( " " ")       Mendez, Daniel                                 3644     203 August 5, 1992        26 17-1-47
Same ( " " ")       Stoddard, Jeffrey & Luann                      3644     206 August 5, 1992        26 21-1-102
Same ( " " ")       Keesler, Harrison                              3644     209 August 5, 1992        44 14-1-82.11
                                                                                                         14-1-82.12
Same ( " " ")       Perino, Robert F. & Ingrid S.                  3644     212 August 5, 1992        32 10-1-121
Same ( " " ")       Orlando, Anthony & Elizabeth                   3647      22 August 11, 1992       13 17-4-5.3
Same ( " " ")       Nolan, William & Mary Lou                      3647      25 August 11, 1992       54 49-1-41.2
Same ( " " ")       ERAR Operating Corp.                           3647      28 August 11, 1992       54 101-4-12
Same ( " " ")       Williams, Trevor R. & Patricia D.              3647      31 August 11, 1992       22 1-1-3.222
Same ( " " ")       11 Achdus Summer Homes, Inc.                   3647      34 August 11, 1992       58 13-1-1.1
Same ( " " ")       Peruso, John R. & Lynn A.                      3647      37 August 11, 1992       54 49-1-62.1
Same ( " " ")       Thompson Ridge Realty Corp.                    3647      40 August 11, 1992       26 24-1-54.22
Same ( " " ")       Neuhaus, Ralph K. & Heidi                      3647      43 August 11, 1992       22 5-1-27.14
Same ( " " ")       Bisky, Thomas and Bookey, Catherine            3647      46 August 11, 1992       54 27-1-1.12
Same ( " " ")       Konopka, Lawrence and Skoogfors, Madelon       3647      49 August 11, 1992       54 27-1-1.13
Same ( " " ")       Ishihara, Naoka                                3652     304 August 19, 1992       54 47-1-97.1
Same ( " " ")       Pernice, John & Wendie Feman                   3652     307 August 19, 1992       52 7-1-46.12
Same ( " " ")       Vitucci, Frank & Mary                          3652     310 August 19, 1992       28 23-1-23
Same ( " " ")       McGee, Charles J. & Doreen P.                  3652     313 August 19, 1992       54 29-1-107
Same ( " " ")       Warwick Valley Central School Dist.            3652     316 August 19, 1992       54 42-1-35.1
Same ( " " ")       Kamalian, Michael                              3652     319 August 19, 1992       38 1-1-14.6
Same ( " " ")       Miller, Bruce A. & Phylliss M.                 3652     322 August 19, 1992       54 17-1-Var. Lots
Same ( " " ")       Gauss, Russell & Catherine M.                  3652     325 August 19, 1992       52 7-2-47
Same ( " " ")       Mendez, Daniel                                 3652     328 August 19, 1992       26 17-1-47
Same ( " " ")       Wenman, Richard & Patricia                     3652     331 August 19, 1992       54 11-1-66
Same ( " " ")       Capra, Anthony & Maria                         3665      38 September 15, 1992    28 50-1-10.1
Same ( " " ")       Sinsabaugh, Theodore & Jane M.                 3665      41 September 15, 1992    56 25-1-37.12
Same ( " " ")       Cerullo, Henry M.                              3665      44 September 15, 1992    30 13-1-74 & 75
Same ( " " ")       Strang, Robert & Marie                         3665      47 September 15, 1992    54 47-1-Var. Lots
Same ( " " ")       O'Brien, Joseph                                3665      51 September 15, 1992    32 5-1-16
Same ( " " ")       Class, Luis A. & Maureen A.                    3665      54 September 15, 1992    38 102-6-1.13
Same ( " " ")       Blumenthal, Liviu                              3665      57 September 15, 1992    54 73-3-21
Same ( " " ")       Hamling, Bernard                               3665      60 September 15, 1992    54 8-1-5
Same ( " " ")       Gag, Robert W. & Roberta B.                    3665      63 September 15, 1992    56 10-1-29.31
Same ( " " ")       Michalek, Stephen J.                           3665      66 September 15, 1992    32 2-1-23.2
Same ( " " ")       Van Der Molen, Kenneth & Dawn                  3667      17 September 16, 1992    56 23-1-72
Same ( " " ")       Angel, Warren A. & Jean J.                     3667      20 September 16, 1992    40 22-1-30.1
Same ( " " ")       Young, Roger & Julie                           3667      23 September 16, 1992    40 22-1-29
Same ( " " ")       Colabella, Emanuel & Mary                      3667      26 September 16, 1992    40 29-1-28.25
Same ( " " ")       Bollenbach, William H. & Lillian B.            3667      29 September 16, 1992    40 7-1-23
Same ( " " ")       Powderly, James; Bradley, John;                3667      32 September 16, 1992    58 1-1-p/o 26.2
                      Schutzman, Benjamin & Santos, Jose
Same ( " " ")       Hudson Highlands Realty Restoration            3667      36 September 16, 1992    36 14-4-7
Same ( " " ")       Schiff, Robert Lloyd & Kimberle                3667      39 September 16, 1992    32 4-1-2
Same ( " " ")       Corr, Debra B.                                 3667      42 September 16, 1992    30 3-1-Var. Lots
                                                                                                      34 15-1-48.1
Same ( " " ")       Marcolini, Carl                                3667      45 September 16, 1992    38 14-1-75.41
Same ( " " ")       Scheriff, Joseph                               3670     182 September 21, 1992    54 8-2-25.23
Same ( " " ")       Kamalian, Michael                              3670     185 September 21, 1992    30 2-1-40
Same ( " " ")       Healey, James, Margaret, John & Martha         3670     188 September 21, 1992    54 27-1-40.3
Same ( " " ")       Kruger, Gary                                   3670     191 September 21, 1992    54 10-1-66.4
Same ( " " ")       Bucek, John                                    3670     194 September 21, 1992    40 25-3-14
Same ( " " ")       Wal-Mart Stores, Inc.                          3701     238 November 12, 1992     52 78-2-5.1
Same ( " " ")       Andrews, Charles & Susan                       3701     242 November 12, 1992     22 18-1-37.11
Same ( " " ")       Hedge, Barrie, Newman, Jane D.,                3701     245 November 12, 1992     54 52-1-Var. Lots
                      Jones, Peter & Helen
Same ( " " ")       Valentin, Edwin & Debra                        3701     249 November 12, 1992     26 31-1-3 &5.2
Same ( " " ")       Curry, Robert L. & Diane C.                    3701     252 November 12, 1992     50 106-1-11
Same ( " " ")       Premerano, Joseph and Ciappina, Marcello       3701     255 November 12, 1992     30 22-1-117
Same ( " " ")       Bartolucci, Edgar & Vivienne D.                3701     258 November 12, 1992     50 106-1-Var. Lots
Same ( " " ")       Berger, William J. & Susan C.                  3701     262 November 12, 1992     44 14-1-101
Same ( " " ")       Paul P. Benz, Trust                            3701     265 November 12, 1992     54 31-2-22.21
Same ( " " ")       Lambros, Kyriacos                              3701     269 November 12, 1992     40 33-1-Var. Lots
Same ( " " ")       McCann, Daniel T. & Muriel J.                  3703     224 November 17, 1992     26 14-1-29.21
Same ( " " ")       McCann, Daniel T. & Muriel J.                  3703     227 November 17, 1992     26 14-1-29.21
Same ( " " ")       Ruben Irrevocable Trust                        3703     230 November 17, 1992     52 7-1-73.3
Same ( " " ")       Soutar, Dean & Patricia                        3703     233 November 17, 1992     52 7-2-28
Same ( " " ")       Clarke, Thomas & June                          3703     236 November 17, 1992     56 17-1-74.5
Same ( " " ")       Trails Pointe 5, Inc.                          3703     239 November 17, 1992     56 23-1-63
Same ( " " ")       First Sugar Loaf Development, Inc.             3703     242 November 17, 1992     22 13-3-6
Same ( " " ")       Delaney, Thomas F. & Janet M.                  3703     245 November 17, 1992     54 11-1-63
Same ( " " ")       Pinkney, Wilford                               3703     248 November 17, 1992     54 67-4-1.12
Same ( " " ")       Babcock, Claude E.                             3703     251 November 17, 1992     26 14.1.96
Same ( " " ")       Schadt, Norma                                  3707     195 November 23, 1992     28 19-1-9.9
Same ( " " ")       Belsten, Kevin                                 3707     198 November 23, 1992     28 19-1-9.4
Same ( " " ")       S.L. Cottages, Inc.                            3707     201 November 23, 1992     20 41-1-8.1
Same ( " " ")       Rix, Albert                                    3707     204 November 23, 1992     52 32-1-45
Same ( " " ")       Lycian Center, Ltd.                            3707     207 November 23, 1992     22 13-3-5
Same ( " " ")       Northrup, Thomas F. & Patricia                 3707     210 November 23, 1992     52 78-1-24
Same ( " " ")       Dickman, William & Linda                       3707     231 November 23, 1992     28 19-1-9.3
Same ( " " ")       Van Pelt, Thomas                               3711     290 November 30, 1992     28 21-1-2
Same ( " " ")       Ross, Don & Gabrielle                          3711     293 November 30, 1992     44 14-1-64
Same ( " " ")       Ferrante, Angelo                               3711     296 November 30, 1992     30 2-1-56 & 57
Same ( " " ")       Isomedix Operations, Inc.                      3711     299 November 30, 1992     22 119-1-1.2
Same ( " " ")       Mead, Chad E. & Jennifer and                   3711     302 November 30, 1992     52 6-1-17
                      Bach, Edward & Jean
Same ( " " ")       Savaglio, Laurie Anne                          3711     305 November 30, 1992     54 17-1-8.12
Same ( " " ")       Gratch, Ariel                                  3711     308 November 30, 1992     22 7-1-Var. Lots
Same ( " " ")       Kohler, Michael & Marianna                     3711     311 November 30, 1992     38 1-1-69
Same ( " " ")       Dream Homes of Orange County, Inc.             3721     235 December 15, 1992     22 13-2-7
Same ( " " ")       Mari, James and Palmer, Andrew L.              3721     238 December 15, 1992     22 1-1-83.22
Same ( " " ")       Eretz Land Co., Inc.                           3721     241 December 15, 1992     22 16-1-37.11
Same ( " " ")       Hub II Housing Development Fund Co.            3721     244 December 15, 1992     20 108-1-2.12
Same ( " " ")       Town of Wallkill Industrial                    3723      32 December 16, 1992     52 60-1-75 & 77
                      Development Agency
Same ( " " ")       Town of Wallkill Industrial                    3723      40 December 16, 1992     52 78-1-Var. Lots
                      Development Agency                                                                 60-1-Var. lots
                                                                                                         41-1-Var. Lots
Same ( " " ")       PCM Development Company and                    3723      49 December 16, 1992     52 78-1-Var. Lots
                      Town of Wallkill Industrial
                      Development Agency
Same ( " " ")       Drapala, Stanley and Reiner, Jeanette          3723     248 December 17, 1992     32 6-1-16.32
Same ( " " ")       Drapala, David M. & Bernetta A.                3723     250 December 17, 1992     32 6-1-16.32
Same ( " " ")       Schaffer, Allen H. & Christine L.              3723     253 December 17, 1992     32 7-1-36.212
Same ( " " ")       Reiss, Ronald                                  3723     255 December 17, 1992     22 6-1-33.1
Same ( " " ")       Alders, Cornelius & Judith and                 3723     257 December 17, 1992     30 24-1-1
                      Jansen, Jan & Elizabeth
Same ( " " ")       R.F.F. Corporation                             3723     260 December 17, 1992     54 41-1-72
Same ( " " ")       Hui, Raymond C.                                3723     263 December 17, 1992     52 74-8-18.2
Same ( " " ")       Conway, Francis                                3741      80 January 12, 1993      54 67-13-3
Same ( " " ")       Lockard, Arthur                                3759     295 February 8, 1993      54 49-1-90
Same ( " " ")       Felter, Ronald                                 3759     298 February 8, 1993      20 115-5-18.1
                                                                                                         115-5-18.2
Same ( " " ")       Willis, John T., Jr. & Linda L.                3759     301 February 8, 1993      44 13-1-4
Same ( " " ")       Stephens, John & Nancy Crosier                 3759     304 February 8, 1993      32 4-1-60
Same ( " " ")       Ford, Thomas & Virginia A.                     3759     307 February 8, 1993      44 19-1-9.3
Same ( " " ")       Dispigna, Gaetano                              3759     310 February 8, 1993      20 38-1-41.122
Same ( " " ")       Rogers, James                                  3759     313 February 8, 1993      32 7-1-73
Same ( " " ")       Straub & Sons Excavating, Inc.                 3759     316 February 8, 1993      32 7-1-78
Same ( " " ")       Stack, John                                    3759     319 February 8, 1993      40 41-2-5.2
Same ( " " ")       Ace Farm, Inc., Etzel, Tyler & Lorraine        3759     322 February 8, 1993      40 1-3-14.2
                                                                                                      58 13-1-28.2 & 29
Same ( " " ")       Hyrnda, Daniel & Gainsbury, Julia              3767     147 February 23, 1993     52 6-1-47.21
Same ( " " ")       Mullins, Daniel M.                             3767     150 February 23, 1993     38 6-1-24.2
Same ( " " ")       Baty, Lee                                      3767     153 February 23, 1993     26 17-1-37.32
Same ( " " ")       Kocot, Alexander & Rosalinda                   3767     156 February 23, 1993     54 6-1-34
Same ( " " ")       Pennings, John G.                              3767     159 February 23, 1993     54 49-1-36.3
Same ( " " ")       DiRaffaele, Alan & Elaine                      3767     162 February 23, 1993     32 7-1-75
Same ( " " ")       Katz, Lynn                                     3767     165 February 23, 1993     20 3-1-6
Same ( " " ")       Byrne, Garrett & Cynthia                       3767     168 February 23, 1993     52 6-1-47
Same ( " " ")       Horton, Leslie W., III                         3767     171 February 23, 1993     26 22-1-73.2
Same ( " " ")       Garry, Keith                                   3767     174 February 23, 1993     26 27-1-41.32
Same ( " " ")       Cuomo, Anthony & Doreen                        3770     160 February 25, 1993     20 44-1-147
Same ( " " ")       Euser, Joseph & Theresa                        3770     162 February 25, 1993     32 2-1-7.1
Same ( " " ")       Koeller, Kenneth B.                            3770     164 February 25, 1993     30 20-2-12
Same ( " " ")       Busch, William & Yvette                        3770     166 February 25, 1993     54 16-1-55
Same ( " " ")       Sheedy, George W. and                          3770     168 February 25, 1993     54 47-1-113.2
                      Montuori, Patrick A.
Same ( " " ")       Sweeney, Charlene                              3770     171 February 25, 1993     58 16-7-Var. Lots
Same ( " " ")       Monroe-Woodbury Jewish                         3770     173 February 25, 1993     40 2-1-4.31
                      Community Center, Inc.
Same ( " " ")       Marasco, Mark                                  3770     176 February 25, 1993     44 10-1-1.23
Same ( " " ")       Stein, Michael P. & Laura                      3770     178 February 25, 1993     20 44-1-12.21
Same ( " " ")       Middletown Plaza Associates                    3777     154 March 11, 1993        52 50-2-2.2
                      Limited Partnership
Same ( " " ")       Leentjes, Brian & Alison                       3777     161 March 11, 1993        22 107-2-4.1
Same ( " " ")       McLellan, David                                3777     164 March 11, 1993        36 11-1-7
Same ( " " ")       Sarnowski, Alan                                3777     167 March 11, 1993        56 22-1-49
Same ( " " ")       Malkan, Paul & Judith                          3777     170 March 11, 1993        54 26-1-18.21
Same ( " " ")       Sztyndor, Ronald                               3777     173 March 11, 1993        54 3-1-10
Same ( " " ")       Drake, Herbert, Jr.                            3777     176 March 11, 1993        26 18-1-41.63
Same ( " " ")       Schaffer, Allen H. & Christine                 3777     179 March 11, 1993        32 7-1-36.212
Same ( " " ")       Higby, Gary & Linda                            3777     182 March 11, 1993        26 19-1-50
Same ( " " ")       Mahan, Patrick A.                              3778      53 March 11, 1993        36 102-1-11
Same ( " " ")       State of New York - Executive Dept.            3786      36 March 29, 1993         9 20-1-11.22
                      Office of General Services
Same ( " " ")       Big V Supermarkets, Inc.                       3786      39 March 29, 1993        54 51-1-5.5 & 6.2
Same ( " " ")       Woodbury, Town of                              3786      42 March 29, 1993        58 19-5-20
Same ( " " ")       Danielson, Scott & June                        3786      45 March 29, 1993        58 4-1-27.2
Same ( " " ")       Tripodi, Denise                                3786      48 March 29, 1993        22 18-1-11.2
Same ( " " ")       Ketchum, George & Pamela                       3786      51 March 29, 1993        22 114-1-10.1
Same ( " " ")       Howell, William Harry                          3793     215 April 9, 1993         56 23-1-28.23
Same ( " " ")       Owen, James C.                                 3793     217 April 9, 1993         52 61-1-5.225
Same ( " " ")       Rometo, Vito Peter                             3793     219 April 9, 1993         52 75-2-14
Same ( " " ")       Viswakumar, Palanisamy & Jayanthi              3793     221 April 9, 1993         56 18-1-13.21
Same ( " " ")       Nixon Road Developers, Inc.                    3793     224 April 9, 1993         40 305-1-36.2
Same ( " " ")       Senese, Vincent                                3793     227 April 9, 1993         56 1-1-61
Same ( " " ")       Emmerich, Suzanne B.                           3793     229 April 9, 1993         54 49-1-82
Same ( " " ")       Fletcher, Robert A. & Elizabeth A.             3793     231 April 9, 1993         54 63-1-13.5
Same ( " " ")       Leone, Raffaele                                3810       8 May 10, 1993          58 26-1-9.3
Same ( " " ")       Foote, Harry & Sharon                          3810      11 May 10, 1993          52 61-1-34
Same ( " " ")       Williams, Drew                                 3810      14 May 10, 1993          54 64-1-62.1
Same ( " " ")       Cassel, James                                  3810      17 May 10, 1993          30 103-4-12.2 & 13
Same ( " " ")       Aronson, James                                 3810      20 May 10, 1993          20 52-1-56.1
Same ( " " ")       Metzger, John F. & Ellen B.                    3810      23 May 10, 1993          54 40-1-67
Same ( " " ")       Kiryas Center for Developmental                3826     332 June 8, 1993          40 310-1-3
                      Disabilities, Inc.
Same ( " " ")       Lagakos, Satirios & Alexandros                 3826     335 June 8, 1993          40 203-2-3
Same ( " " ")       Strack, Robert & Madelaine                     3826     338 June 8, 1993          50 12-2-4.11
Same ( " " ")       Ferrante, Alvaro                               3826     341 June 8, 1993          30 10-1-26
Same ( " " ")       Rusaul J. Homes, Ltd.                          3826     344 June 8, 1993          56 14-1-48.1
Same ( " " ")       Harriman, Village of                           3826     347 June 8, 1993          40 51-1-76
Same ( " " ")       Hudson Region Enterprises, Inc.                3827       1 June 8, 1993          22 15-1-77
Same ( " " ")       Badami, Angela V. and Mancino, Samuel          3827       4 June 8, 1993          40 24-1-99
Same ( " " ")       Brooks, James S. & Natalie F.                  3828       1 June 10, 1993         22 15-1-74
Same ( " " ")       Cavallaro, John A. & Salvatore C.              3828     166 June 10, 1993         30 24-1-51
Same ( " " ")       Kocot, Alexander & Rosalinda                   3828     169 June 10, 1993         54 6-1-34
Same ( " " ")       Moro, Hector A. & Yvonne                       3828     172 June 10, 1993         26 20-1-24.122
Same ( " " ")       Zwart, Raymond J.                              3828     175 June 10, 1993         26 26-7-1.1
Same ( " " ")       Tuthill, Scott and Dykstra, Gayle              3828     178 June 10, 1993         54 22-1-30
Same ( " " ")       Mead, Joseph S., Jr.                           3828     181 June 10, 1993         32 6-1-1.2
Same ( " " ")       Decker, Harry F. & Charlotte A.                3828     184 June 10, 1993         54 21-1-21
Same ( " " ")       Hunt, Patricia J.                              3828     187 June 10, 1993         44 19-1-49
Same ( " " ")       Andersen, John R. & Marie                      3828     190 June 10, 1993         54 44-1-71.1
Same ( " " ")       Segrich, Thomas A.                             3828     193 June 10, 1993         54 58-2-1.21
Same ( " " ")       Strong, William H. & Jean S.                   3828     196 June 10, 1993         30 10-1-11.2
Same ( " " ")       Dapra, George D. & Elaine M.                   3849      22 July 14, 1993         36 106-6-5
Same ( " " ")       Catania, James                                 3849      26 July 14, 1993         20 9-1-57.41
Same ( " " ")       Indig, Moses                                   3849      29 July 14, 1993         40 1-1-10.22
Same ( " " ")       Tedesco, Thomas & Elaine                       3849      32 July 14, 1993         13 8-13-11
Same ( " " ")       H. Reynolds & Son, Inc.                        3849      35 July 14, 1993         58 30-9-4
Same ( " " ")       Big V Supermarkets, Inc.                       3849      38 July 14, 1993         54 51-1-5.5 & 6
Same ( " " ")       Rose, H. Sidney                                3849      43 July 14, 1993         13 8-13-8
Same ( " " ")       Kovacs, Stefan, Jr. & Anneliese                3849      46 July 14, 1993         26 22-1-20.34
Same ( " " ")       Porter, Kenneth & Jacinda                      3849      49 July 14, 1993         54 10-1-56.11
Same ( " " ")       Gordon, Shirley D.                             3849      52 July 14, 1993         52 17-1-11
Same ( " " ")       Ridge Associates                               3853      70 July 21, 1993         38 5-1-10.1
Same ( " " ")       Kings Estates Limited Partnership              3853      73 July 21, 1993         54 35-1-61
                      Warwick Water Corp.
Same ( " " ")       Kosuga, Vincent & Pauline                      3853      77 July 21, 1993         44 2-1-16.2
Same ( " " ")       DeAngelis, Louis & Holland, Debby              3853      80 July 21, 1993         38 6-1-13.3
Same ( " " ")       Callahan Equities, Inc., Posner,               3853      83 July 21, 1993         58 39-1-Var Lots
                      Barbara & Maltzman, Jen                                                            39-2-Var Lots
Same ( " " ")       Roeper, Louis W. & Marguerite                  3853      87 July 21, 1993         32 3-2-6
Same ( " " ")       Mancuso, Raymond D.                            3853      90 July 21, 1993         22 15-1-50.4
Same ( " " ")       LaBelle, Jim & Toni                            3853      93 July 21, 1993         56 22-1-48
Same ( " " ")       DeJong, James & Melanie                        3853      96 July 21, 1993         50 106-1-30
Same ( " " ")       Bach, John E., Sr. & Carol                     3863     318 August 6, 1993        30 10-1-Var Lots
Same ( " " ")       Dembek, Barney S.                              3863     321 August 6, 1993        30 10-1-61
Same ( " " ")       Chester, Village of                            3863     324 August 6, 1993        22 104-4-Adj. to 7
Same ( " " ")       Briller, Phyllis                               3863     327 August 6, 1993        54 66-1-Var Lots
Same ( " " ")       Blake, Maximo Brian                            3863     330 August 6, 1993        54 66-1-21.2
Same ( " " ")       E & E Carpentry, Inc.                          3863     333 August 6, 1993        22 5-1-91.3
Same ( " " ")       Hempstead Gardens, Inc.                        3863     336 August 6, 1993        54 109-2-Var Lots
                                                                                                         9-1-19
Same ( " " ")       Zwick, John                                    3863     339 August 6, 1993        38 2-4-2.21
Same ( " " ")       Warwick Valley Central School Dist.            3863     342 August 6, 1993        54 42-1-35.1
                      No. 1 Towns of Warwick & Chester
Same ( " " ")       Pittari, Dominick & Grace                      3863     345 August 6, 1993        30 18-1-23.23
Same ( " " ")       Gaspar, Jose & Maria                           3866     184 August 11, 1993       26 18-2-42
Same ( " " ")       Whelan, Brendan & Theresa                      3866     187 August 11, 1993       32 4-1-12
Same ( " " ")       Lewis, Betty                                   3866     190 August 11, 1993       26 18-2-40
Same ( " " ")       United Talmudical Academy of                   3866     193 August 11, 1993       40 305-1-28
                      Kiryas Joel, Inc.
Same ( " " ")       Moulton, Keith & Ruth                          3866     196 August 11, 1993       56 22-1-97.2
Same ( " " ")       Mastracola, Rose Marie and Marino, Lisa        3866     199 August 11, 1993       44 10-1-13.1
                                                                                                         101-2-7
Same ( " " ")       Pentacosa Land Corp.                           3866     202 August 11, 1993       32 13-1-20.1
Same ( " " ")       Damia, Mark C. & Patricia G.                   3866     205 August 11, 1993       54 11-1-9.11
Same ( " " ")       Leach, Richard W. & Patricia A.                3866     208 August 11, 1993       56 17-1-75.21
Same ( " " ")       Miller, Naomi and Kollisch, Eva B.             3866     211 August 11, 1993       56 10-1-2
Same ( " " ")       Saint Mary's Roman Catholic Church             3877     243 August 27, 1993       20 108-1-1
Same ( " " ")       Morgano, Dennis                                3877     246 August 27, 1993       20 10-1-29.13
Same ( " " ")       Russo, Alfonso & Felicita                      3877     249 August 27, 1993       30 20-1-61
Same ( " " ")       Vespo, Joseph                                  3877     252 August 27, 1993       26 18-2-Var Lots
Same ( " " ")       Goldsman, Suzanne                              3877     255 August 27, 1993       26 18-2-Var Lots
Same ( " " ")       Congregation Yetev Len D'Satmar, Inc.          3877     258 August 27, 1993       40 305-1-1.11
Same ( " " ")       Dumitru, Gelu                                  3877     261 August 27, 1993       20 14-1-29.2
Same ( " " ")       Patenaude, Daniel & Dianne                     3877     264 August 27, 1993       52 12-1-31.1
Same ( " " ")       Sawyer's Peak Associates, L.P.                 3877     267 August 27, 1993       30 17-1-31.11
Same ( " " ")       Fournier, Anita                                3877     270 August 27, 1993       32 11-1-7.1
Same ( " " ")       Harold Finnegan, Inc.                          3885      77 September 9, 1993     54 316-2-8
Same ( " " ")       Joyce, Timothy J. & Christine M.               3885      80 September 9, 1993     54 58-1-112
Same ( " " ")       Scheuerman, William;                           3885      83 September 9, 1993     54 40-1-17.32
                      Lust, Henry, Jr.; Lopez, Alice
                      Jane; & Rechner, Linda May
Same ( " " ")       N.S. Building Corp.                            3885      87 September 9, 1993     26 18-2-Var Lots
Same ( " " ")       Greene, Thomas F. & Lorraine B.                3885      90 September 9, 1993     30 19-1-p/o 75.3
Same ( " " ")       Ghedina, John & Patricia                       3885      93 September 9, 1993     20 14-1-51
Same ( " " ")       Kahan, Gerard & Cathy                          3885      96 September 9, 1993     52 2-1-8
Same ( " " ")       Kandel Associates Limited                      3885      99 September 9, 1993     52 50-2-37.2
Same ( " " ")       Freddolino, Mary Anne                          3885     102 September 9, 1993     54 54-1-16.22
Same ( " " ")       Hildenbrand, David & Lucy Ann                  3885     105 September 9, 1993     38 6-1-13.2
Same ( " " ")       Toumanidis, Sophia                             3914      92 October 21, 1993      22 24-2-8.2
Same ( " " ")       Wersebe, Scott V.                              3914      95 October 21, 1993      54 43-1-42
Same ( " " ")       Welsh, Paul                                    3914      98 October 21, 1993      54 11-1-21.4
Same ( " " ")       Conklin, Donna J.                              3914     101 October 21, 1993      58 18-2-50
Same ( " " ")       American Lemko Park, Inc.                      3914     104 October 21, 1993      20 53-1-1
Same ( " " ")       U.S. Cablevision Corp.                         3914     107 October 21, 1993      40 37-1-9.2
Same ( " " ")       Dysinger, Larry & Jane                         3914     110 October 21, 1993      22 12-1-73
Same ( " " ")       Menna Building Corp.                           3914     113 October 21, 1993      22 12-1-70
Same ( " " ")       Robert Knebel General Contractor, Inc.         3914     116 October 21, 1993      22 17-1-54
Same ( " " ")       Ketcherside, Michael J. & Lesa L.              3914     119 October 21, 1993      22 17-1-23.222
Same ( " " ")       Javdan, Parviz & Shahla                        3921      12 November 4, 1993      30 2-1-61
Same ( " " ")       Laughlin, Stephen                              3921      15 November 4, 1993      20 44-1-105
Same ( " " ")       Isola, Joseph & Rosita                         3921      18 November 4, 1993      54 16-1-56.1
Same ( " " ")       Town of Tuxedo                                 3921      21 November 4, 1993      50 11-11-5.2
Same ( " " ")       Ponikvar, Adolph & Helen L.                    3921      24 November 4, 1993      22 111-2-6.1
Same ( " " ")       Bell, Ruth Gasper                              3921      27 November 4, 1993      40 31-1-8.3
Same ( " " ")       Amendola, Samuel & Lynn                        3921      30 November 4, 1993      20 54-1-15.58
Same ( " " ")       Islandia Properties, L.P.                      3921      33 November 4, 1993      52 44-1-35.1
Same ( " " ")       Behrent, Harry W., Jr.                         3921      36 November 4, 1993      30 20-1-44.2
Same ( " " ")       Fourham Associates II                          3921      39 November 4, 1993      22 1-1-Var Lots
Same ( " " ")       Westgate Goshen, Inc.                          3924     114 November 9, 1993      30 126-1-1.2
Same ( " " ")       Evans, Everett A., Jr.                         3924     125 November 9, 1993      44 5-1-9 & 10.4
Same ( " " ")       Curabba, Nicholas                              3924     128 November 9, 1993      26 27-1-12.2
Same ( " " ")       Kahn, George & Nancy                           3924     131 November 9, 1993      40 222-1-9
Same ( " " ")       Barron, Edward & Barbara                       3924     134 November 9, 1993      54 63-2-21
Same ( " " ")       DeBuck, Leonard M. & Valorie L.                3924     137 November 9, 1993      54 11-1-4
Same ( " " ")       Eton Centers Co.                               3924     140 November 9, 1993      36 105-5-1
Same ( " " ")       Vidal, Glenn J.                                3924     144 November 9, 1993      56 13-1-41
Same ( " " ")       Perez, Robert P. & Lucy G.                     3924     147 November 9, 1993      44 12-1-2.22
Same ( " " ")       Kings Estates Limited Partnership              3924     150 November 9, 1993      22 32-1-29
                                                                                                      54 Various Lots
Same ( " " ")       Jennings, Madison & Sylvia Garnier             3924     178 November 9, 1993      54 18-1-53
Same ( " " ")       Ferrante, Lino                                 3944       9 December 7, 1993      40 18-6-Var. Lots
Same ( " " ")       Parry , Alice B.                               3944      11 December 7, 1993      36 104-6-7
Same ( " " ")       Gingold, Susan                                 3944      13 December 7, 1993      32 5-1-5.32
Same ( " " ")       Dagele, Frank J., Jr.                          3944      15 December 7, 1993      54 7-2-28
Same ( " " ")       Petersen, Edward M. & Hanni                    3944      17 December 7, 1993      52 12-1-2
Same ( " " ")       Ford, Dean C., Sr. & Barbara J.                3944      19 December 7, 1993      38 4-1-21.2
Same ( " " ")       Sabini, Gerald S.                              3944      21 December 7, 1993      20 52-1-14.2
Same ( " " ")       Nature Conservancy, Inc.                       3948     148 December 15, 1993     28 Various S-B-L
Same ( " " ")       United Talmudical Academy of                   3948     151 December 15, 1993     40 306-1-4
                      Kiryas Joel, Inc.
Same ( " " ")       Bayer, Richard                                 3948     154 December 15, 1993     22 17-1-65
Same ( " " ")       Sacco, Robert                                  3948     203 December 15, 1993     54 29-6-14.2
Same ( " " ")       Woods, James N.                                3948     206 December 15, 1993     56 25-1-31.1
Same ( " " ")       Heads, David                                   3948     209 December 15, 1993     44 15-1-5
Same ( " " ")       Slover, George                                 3948     212 December 15, 1993     44 12-2-1
Same ( " " ")       Brandwein, Paul                                3948     215 December 15, 1993     32 12-1-19.21
Same ( " " ")       Greenville, Town of                            3948     218 December 15, 1993     32 2-1-47
Same ( " " ")       Leentjes, Brian                                3948     221 December 15, 1993     22 6-1-17.32
Same ( " " ")       Uckermark, Herbert, Jr.                        3948     224 December 15, 1993     54 16-1-56.4
Same ( " " ")       Brosnan, John D.                               3948     227 December 15, 1993     54 1-1-34.2
Same ( " " ")       Massaro, Allan P.                              3948     230 December 15, 1993     22 17-1-64
Same ( " " ")       Middletown Plaza Associates                    3970     276 January 12, 1994      52 50-2-4.11
                      Limited Partnership
Same ( " " ")       Middletown Plaza Associates                    3970     284 January 12, 1994      52 50-2-4.11
                      Limited Partnership
Same ( " " ")       Yoga Society of New York, Inc.                 3970     292 January 12, 1994      40 24-1-74
Same ( " " ")       Laubsch, Richard & Joan                        3970     295 January 12, 1994      50 105-1-2
Same ( " " ")       Weinert, Carl W.                               3970     298 January 12, 1994      22 6-1-17.31
Same ( " " ")       Monaghan, Jerome & Linda                       3970     301 January 12, 1994      20 52-1-51
Same ( " " ")       Murphy, Nicholas & Jane                        3970     304 January 12, 1994      56 22-1-24
Same ( " " ")       Baio, Decio                                    3970     307 January 12, 1994      26 18-1-58
Same ( " " ")       Myruski, Lewis                                 3970     310 January 12, 1994      30 22-1-12.2
Same ( " " ")       Poretto, Gregory J. & Deborah E.               3970     313 January 12, 1994      32 3-1-40.2
Same ( " " ")       Olzeweski, John J.                             3978     322 January 25, 1994      54 33-1-33.32
Same ( " " ")       Grzegorzewski, Andrew P.                       3978     325 January 25, 1994      54 33-1-33.222
Same ( " " ")       Dillon, Christine                              3978     328 January 25, 1994      52 13-1-24.5
Same ( " " ")       Owney, Michael                                 3978     331 January 25, 1994      26 18-1-12.21
Same ( " " ")       Orenstein, David                               3978     334 January 25, 1994      32 4-1-23.1
Same ( " " ")       Muhlrad, Elias                                 3978     337 January 25, 1994      30 20-1-34.1
Same ( " " ")       Crescimanno, Stephen                           3978     340 January 25, 1994       9 20-6-1
Same ( " " ")       Kanans East Main Street, Inc.                  3978     343 January 25, 1994       9 32-10-1
Same ( " " ")       Leentjes, Brian                                3985     147 January 25, 1994      22 6-1-17.32
Same ( " " ")       Vogel, Steven H.                               3985     149 January 25, 1994      56 23-1-54
Same ( " " ")       Russiyan, Nicholas                             3985     152 January 25, 1994      22 16-1-59.32
Same ( " " ")       Enlarged Middletown City School District       3985     155 January 25, 1994       9 31-12-16.2
Same ( " " ")       Middletown, City of                            3985     158 January 25, 1994       9 31-12-16.4
Same ( " " ")       Petersen, Edward M., Adm.                      3985     161 January 25, 1994      52 12-1-47
Same ( " " ")       Perna, Thomas                                  3985     164 February 4, 1994      52 13-1-3.2
Same ( " " ")       Casimiro, Fernando                             3990     296 February 16, 1994     26 12-1-31.2
Same ( " " ")       Stevenson, Robert                              3990     299 February 16, 1994     52 7-2-50
Same ( " " ")       Lake, Debra Ann                                3990     302 February 16, 1994     32 3-2-4
Same ( " " ")       Hoehmann, John P.                              3990     305 February 16, 1994     52 20-1-29
Same ( " " ")       Wagner, James W.                               3990     308 February 16, 1994     26 17-1-24.1
Same ( " " ")       Weber, Mark                                    3990     311 February 16, 1994     20 52-1-76.1
Same ( " " ")       Wander, Alexander                              3990     314 February 16, 1994     22 13-2-2
Same ( " " ")       Keegan, Joseph                                 3990     317 February 16, 1994     28 1-1-9.21
Same ( " " ")       Running Brook Builders, Inc.                   3991     129 February 16, 1994     30 18-1-120
Same ( " " ")       Orange County                                  3992     197 February 18, 1994   Various T-S-B-L
Same ( " " ")       C&S Assocs Limited Partnership I               3992     327 February 18, 1994     40 203-2-5

                           SCHEDULE C



Listing of all properties acquired by Orange and Rockland
Utilities, Inc. located in Sullivan County, New York, appearing of record in the Grantee Index of the Clerk of the County of Sullivan from March 1, 1992 through February 28, 1994.

      GRANTEE                              GRANTOR                         LIBER    PAGE          DATE
Orange and Rockland
Utilities, Inc.
(Right of Way)      Spangenberg, Stephen H.                                  1572     173 March 5, 1992
Same ( " " ")       Kowalczik, John                                          1574     384 March 18, 1992
Same ( " " ")       Tufano, Bernard A.                                       1577     192 March 31, 1992
Same ( " " ")       Lopez, Abel J.                                           1577     195 March 31, 1992
Same ( " " ")       Moore, Richard                                           1579      43 April 7, 1992
Same ( " " ")       Sullivan, Robert N.                                      1579      46 April 7, 1992
Same ( " " ")       DeGroat, Dennis, Jr.                                     1579      49 April 7, 1992
Same ( " " ")       Gilson, Anna                                             1579      52 April 7, 1992
Same ( " " ")       Russo, Vincent M.                                        1581     154 April 16, 1992
Same ( " " ")       Geba, John                                               1584     114 April 29, 1992
Same ( " " ")       Storms, Donald R.                                        1585     363 May 6, 1992
Same ( " " ")       Costescu, Dorin                                          1589      54 May 21, 1992
Same ( " " ")       Nature First Ltd.                                        1590     392 May 27, 1992
Same ( " " ")       Scharffenberg, Lloyd                                     1613     131 September 3, 1992
Same ( " " ")       Kotwica, Richard & Kathleen                              1615     236 September 15, 1992
Same ( " " ")       Ball, Edward A.                                          1615     238 September 15, 1992
Same ( " " ")       DeVoe, Thomas & Nancy                                    1615     240 September 15, 1992
Same ( " " ")       Levine, Harold                                           1615     242 September 15, 1992
Same ( " " ")       Reich, Robert F.                                         1615     244 September 15, 1992
Same ( " " ")       Barnes, John S.                                          1615     246 September 15, 1992
Same ( " " ")       Roe, Duane B., Jr.                                       1615     248 September 15, 1992
Same ( " " ")       Sullivan, Robert N. & Joan                               1615     250 September 15, 1992
Same ( " " ")       Han, Paul Un Suk                                         1615     252 September 15, 1992
Same ( " " ")       DeVoe, Richard                                           1615     254 September 15, 1992
Same ( " " ")       Murphy, John V., III and Stanley, Valerie A.             1615     256 September 15, 1992
Same ( " " ")       Manville, Timothy                                        1615     258 September 15, 1992
Same ( " " ")       Thiele, Anna, Individually and as Conservator of the     1624      33 October 28, 1992
Same ( " " ")       Estate and property of Robert Thiele
Same ( " " ")       Monmouth Council, Inc. Boy Scouts of America             1624      35 October 28, 1992
Same ( " " ")       Costeseu, Michael                                        1631     136 November 30, 1992
Same ( " " ")       O'Malley Realty Corp.                                    1631     138 November 30, 1992
Same ( " " ")       Garnder, Paul & Mary Ann                                 1631     140 November 30, 1992
Same ( " " ")       Han, Un Suk                                              1631     142 November 30, 1992
Same ( " " ")       Han, Un Suk                                              1631     144 November 30, 1992
Same ( " " ")       Schmitt, R.P., Jr. & Julia Keniston                      1631     146 November 30, 1992
Same ( " " ")       Geba, John & Elizabeth C.                                1631     148 November 30, 1992
Same ( " " ")       Schlemmer, Aubrey                                        1631     150 November 30, 1992
Same ( " " ")       Aniston, Stephen A. & Mathilde                           1631     152 November 30, 1992
Same ( " " ")       Cropley, William                                         1631     154 November 30, 1992
Same ( " " ")       Storms, Donald & Linda M.                                1631     156 November 30, 1992
Same ( " " ")       Salovin, Martin                                          1631     158 November 30, 1992
Same ( " " ")       Roth, David S.                                           1631     160 November 30, 1992
Same ( " " ")       Benson, Glenn E., Karen L. & Anna                        1631     162 November 30, 1992
Same ( " " ")       Corrado, Karin and Conlon, Colleen                       1631     164 November 30, 1992
Same ( " " ")       Corrado, Karin and Conlon, Colleen                       1631     166 November 30, 1992
Same ( " " ")       Kershaw, John                                            1631     168 November 30, 1992
Same ( " " ")       Karr, Lee                                                1631     170 November 30, 1992
Same ( " " ")       Turek, Andrzej                                           1631     172 November 30, 1992
Same ( " " ")       Horne, Kenneth A.                                        1631     174 November 30, 1992
Same ( " " ")       Garofalo, Vincent R.                                     1631     176 November 30, 1992
Same ( " " ")       Moore, Richard & Hanna S.                                1631     178 November 30, 1992
Same ( " " ")       Konikowski, Marion J.                                    1631     180 November 30, 1992
Same ( " " ")       Markle, Daniel J. & Karen J.                             1631     182 November 30, 1992
Same ( " " ")       Tufano, Bernard & Carol J.                               1631     184 November 30, 1992
Same ( " " ")       Holmes, William C. & Julie Ashworth                      1631     186 November 30, 1992
Same ( " " ")       Cardillo, Oreste                                         1657     609 April 9, 1993
Same ( " " ")       Van Keuren, Douglas R. & Ruby M.                         1657     611 April 9, 1993
Same ( " " ")       Applegate, Richard L.                                    1657     613 April 9, 1993
Same ( " " ")       Toomey, Mary Ann                                         1657     615 April 9, 1993
Same ( " " ")       Schultz, Edward S. & Mary                                1657     617 April 9, 1993
Same ( " " ")       Galbraith, Pauline, Estate of                            1657     619 April 9, 1993
Same ( " " ")       Sawchuk, Dymtro & Elizabeth                              1657     621 April 9, 1993
Same ( " " ")       Toomey, Joseph M. & Shirley                              1657     623 April 9, 1993
Same ( " " ")       Hermanowski, Henry & Wieslawa                            1657     625 April 9, 1993
Same ( " " ")       Flieger, Kenneth & Darla                                 1657     627 April 9, 1993
Same ( " " ")       Wagers, Lawrence & Christina                             1657     629 April 9, 1993
Same ( " " ")       Van Patten, Jason B. & Cynthia L.                        1657     631 April 9, 1993
Same ( " " ")       LeRoux, David B.                                         1657     633 April 9, 1993
Same ( " " ")       LeRoux, Jan E.                                           1657     635 April 9, 1993
Same ( " " ")       Shue, William H.                                         1657     637 April 9, 1993
Same ( " " ")       Daria, Patrick F. & Barbara J.                           1657     639 April 9, 1993
Same ( " " ")       Alpan Realty, Inc.                                       1657     641 April 9, 1993
Same ( " " ")       Lovelace, Thomas R.                                      1657     643 April 9, 1993
Same ( " " ")       Lake Altamont Association, Inc.                          1657     645 April 9, 1993
Same ( " " ")       Boniface, Kenneth                                        1657     647 April 9, 1993
Same ( " " ")       Metauque Falls Sportsmen's Club, Inc.                    1667       1 May 20, 1993
Same ( " " ")       Vik, Joseph                                              1681     146 July 22, 1993
Same ( " " ")       Sunbird Farms, Inc.                                      1681     148 July 22, 1993
Same ( " " ")       Scharffenberg, Lloyd R.                                  1681     150 July 22, 1993
Same ( " " ")       Julien, Serge                                            1681     152 July 22, 1993
Same ( " " ")       Sudol, Stephen & Mary R.                                 1681     154 July 22, 1993
Same ( " " ")       Gordon, Michael S.                                       1681     156 July 22, 1993
Same ( " " ")       Thiele, Anna                                             1711     668 December 13, 1993
Same ( " " ")       Gervasi, Richard M. & Theresa M.                         1711     670 December 13, 1993
Same ( " " ")       Smith, Morris                                            1711     672 December 13, 1993
Same ( " " ")       Babcock, Charles E. & Patricia P.                        1711     674 December 13, 1993
Same ( " " ")       Donovan, Denise                                          1711     676 December 13, 1993
Same ( " " ")       Moreau, Thomas & Gloria                                  1711     678 December 13, 1993
Same ( " " ")       Tsoucalas, James                                         1711     680 December 13, 1993
Same ( " " ")       Fanok, Max & Janina                                      1711     682 December 13, 1993
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